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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) September 10, 2004

                        Financial Asset Securities Corp.
                        --------------------------------
             (Exact name of registrant as specified in its charter)
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       Delaware                     333-111379                   06-1442101
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(State or Other Jurisdiction   (Commission File Number)   (I.R.S. Employer
of Incorporation)                                         Identification Number)

   600 Steamboat Road
   Greenwich, Connecticut                                        06830
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(Address of Principal Executive Offices)                       (Zip Code)

Registrant's telephone number, including area code:  (203) 625-2700


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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 2 - COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

ITEM 2.01  COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

Description of the Certificates and the Mortgage Pool

                  On September 15, 2004, a single series of certificates, entitled First Franklin Mortgage Loan Trust 2004-FFH3, Asset-Backed Certificates, Series 2004-FFH3 (the "Certificates"), were issued pursuant to a pooling and servicing agreement, dated as of September 1, 2004 (the "Agreement"), attached hereto as Exhibit 4.1, among Financial Asset Securities Corp. as depositor (the "Depositor"), Saxon Mortgage Services, Inc. as servicer (the "Servicer") and Wells Fargo Bank, N.A. as trustee (the "Trustee"). The Certificates consist of twenty-one classes of certificates (collectively, the "Certificates"), designated as the "Class I-A1 Certificates", "Class I-A2 Certificates", "Class II-A1 Certificates", "Class II-A2 Certificates", "Class II- A3 Certificates", "Class II-A4 Certificates", "Class M-1 Certificates", "Class M-2 Certificates", "Class M-3 Certificates", "Class M-4 Certificates", "Class M-5 Certificates", "Class M-6 Certificates", "Class M-7 Certificates", "Class M-8 Certificates", "Class M-9 Certificates", "Class B-1 Certificates", "Class B-2 Certificates", "Class C Certificates", "Class P Certificates", "Class R Certificates" and "Class R-X Certificates". The Certificates evidence in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund"), consisting of a pool of mortgage loans (the "Mortgage Pool'") of conventional, one- to four- family, adjustable rate and fixed rate, first lien mortgage loans having original terms to maturity up to 30 years (the "Mortgage Loans"). The Mortgage Pool consist of Mortgage Loans having an aggregate Stated Principal Balance of $945,696,379 as of September 1, 2004 (the "Cut-off Date"). The Mortgage Loans were purchased pursuant to the Mortgage Loan Purchase Agreement, dated September 10, 2004, between Greenwich Capital Financial Products, Inc. (the "Seller") and the Depositor (the "Purchase Agreement"). The Class I-A1 Certificates, Class I-A2 Certificates, Class II-A1 Certificates, Class II-A2 Certificates, Class II-A3 Certificates, Class II-A4 Certificates, Class M-1 Certificates, Class M-2 Certificates, Class M-3 Certificates, Class M-4 Certificates, Class M-5 Certificates, Class M-6 Certificates, Class M-7, Class M-8 and Class M-9 Certificates were sold by the Depositor to Greenwich Capital Markets, Inc. (the "Underwriter"), Wachovia Capital Markets, LLC and WaMu Capital Corp., pursuant to an Underwriting Agreement, dated September 10, 2004 (the "Underwriting Agreement") among the Depositor, the Underwriter, Wachovia Capital Markets, LLC and WaMu Capital Corp.

The Certificates have the following initial Certificate Balances and Pass-Through Rates:

     ---------------------------------------------------------------------------------------------------
                    Class                Initial Certificate Principal         Pass-through Rate
                                                  Balance
     ---------------------------------------------------------------------------------------------------
                    I-A1                          $450,000,000                     Variable
     ---------------------------------------------------------------------------------------------------
                    I-A2                          $50,000,000                      Variable
     ---------------------------------------------------------------------------------------------------
                    II-A1                         $347,375,000                     Variable
     ---------------------------------------------------------------------------------------------------
                    II-A2                         $116,800,000                     Variable
     ---------------------------------------------------------------------------------------------------
                    II-A3                         $199,800,000                     Variable
     ---------------------------------------------------------------------------------------------------
                    II-A4                         $30,775,000                      Variable
     ---------------------------------------------------------------------------------------------------
                     M-1                          $71,250,000                      Variable
     ---------------------------------------------------------------------------------------------------
                     M-2                          $45,750,000                      Variable
     ---------------------------------------------------------------------------------------------------
                     M-3                          $26,250,000                      Variable
     ---------------------------------------------------------------------------------------------------
                     M-4                          $22,500,000                      Variable
     ---------------------------------------------------------------------------------------------------
                     M-5                          $22,500,000                      Variable
     ---------------------------------------------------------------------------------------------------
                     M-6                          $18,750,000                      Variable
     ---------------------------------------------------------------------------------------------------
                     M-7                          $18,750,000                      Variable
     ---------------------------------------------------------------------------------------------------
                     M-8                          $15,750,000                      Variable
     ---------------------------------------------------------------------------------------------------
                     M-9                          $15,000,000                      Variable
     ---------------------------------------------------------------------------------------------------
                     B-1                          $18,750,000                      Variable
     ---------------------------------------------------------------------------------------------------
                     B-2                          $15,000,000                      Variable
     ---------------------------------------------------------------------------------------------------
                      C                           $14,999,900                         N/A
     ---------------------------------------------------------------------------------------------------
                      P                             $100.00                           N/A
     ---------------------------------------------------------------------------------------------------
                      R                               100%                            N/A
     ---------------------------------------------------------------------------------------------------
                     R-X                              100%                            N/A
     ---------------------------------------------------------------------------------------------------

                  The Certificates, other than the Class C Certificates, the Class P Certificates, the Class B-1 Certificates, the Class B-2 Certificates, the Class R Certificates and the Class R-X Certificates, and the Mortgage Loans are more particularly described in the Prospectus, dated April 23, 2004 and the Prospectus Supplement, dated September 10, 2004, as previously filed with the Securities and Exchange Commission pursuant to Rule 424(b). The Class C Certificates, the Class P Certificates, the Class R Certificates, the Class R-X Certificates, the Class B-1 Certificates and the Class B-2 Certificates have not been and will not be publicly offered by the Depositor. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Prospectus Supplement.



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SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

         (a) Not applicable

         (b) Not applicable

         (c) Exhibits

         Exhibit No.            Description
         -----------            -----------
              4.1               Pooling and Servicing Agreement,
                                dated as of September 1, 2004, by
                                and among Financial Asset
                                Securities Corp. as Depositor,
                                Saxon Mortgage Services, Inc. as
                                servicer and Wells Fargo Bank, N.A.
                                as Trustee, relating to the Series
                                2004-FFH3 Certificates.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: September 29, 2004

                                   FINANCIAL ASSET SECURITIES CORP.


                                   By:  /s/ Frank Skibo
                                      --------------------------------
                                   Name:    Frank Skibo
                                   Title:   SVP

                                INDEX TO EXHIBITS


                                                                 Sequentially
     Exhibit No.               Description                      Numbered Page
     -----------               -----------                      -------------

         4.1            Pooling and Servicing Agreement,              7
                        dated as of September 1, 2004, by
                        and among Financial Asset
                        Securities Corp. as Depositor,
                        Saxon Mortgage Services, Inc. as
                        servicer and Wells Fargo Bank, N.A.
                        as Trustee, relating to the Series
                        2004-FFH3 Certificates.

                                   Exhibit 4.1